UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  5/21/2010

DANVERS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-33896

Delaware	04-344675
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Conant Street, Danvers, Massachusetts 01923

(Address of Principal Executive Offices, Including Zip Code)

(978) 777-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Danvers Bancorp, Inc. (the “Company”) held on May 21, 2010, the Company’s stockholders voted on the following matters:

1.     To elect the following the following five (5) individuals to serve on the Company’s Board of Directors until the 2013 Annual Meeting of Stockholders and until their successors have been duly elected:

DIRECTOR	FOR	WITHHOLD	BROKER NON-VOTES
Brian C. Cranney	17,151,501	373,981	2,284,148
John P. Drislane	17,052,894	472,588	2,284,148
John R. Ferris	16,126,277	1,399,205	2,284,148
Thomas Ford	17,065,526	459,956	2,284,148
James J. McCarthy	17,067,268	458,214	2,284,148

2.     To ratify the appointment of Wolf and Company, PC as the Company’s independent auditors for Danversbank for 2010

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,639,125	127,982	42,523	0

Item 8.01.              Other Events.

A copy of the presentation given to stockholders at the Annual Meeting is available on the Company’s website at www.danversbank.com.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Date: May 21, 2010	DANVERS BANCORP, INC.

	By:	/s/ Michael W. McCurdy
Michael W. McCurdy
Executive Vice President and General Counsel